SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 3, 1998


                           SISTERSVILLE BANCORP, INC.
             (Exact name of Registrant as specified in its Chapter)



          Delaware                      0-22535               31-1516424
          --------                      -------               ----------
(State or other jurisdiction        (SEC File No.)           (IRS Employer
     of incorporation)                                       Identification
                                                                 Number)


726 Wells Street, Sistersville, West Virginia                    26175
---------------------------------------------                    -----
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, with area code: (304) 652-3671
                                               --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

                           SISTERSVILLE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events

     On December 3, 1998 the Registrant announced that it had completed the repurchase of 31,417 shares or 5% of its outstanding common stock in the open market pursuant to a stock repurchase program originally announced by the Registrant on October 15, 1998. The Registrant currently has 596,940 shares outstanding.

     For further details, reference is made to the Press Releases dated October 15, 1998 and December 3, 1998, which are attached hereto as Exhibits 99.1 and
99.2 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

Exhibit 99.1 -- Press Release dated October 15, 1998.
------------

Exhibit 99.2 -- Press Release dated December 3, 1998.
------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SISTERSVILLE BANCORP, INC.



Date:     December 3, 1998              By:  /s/Stanley M. Kiser
          ----------------                   -----------------------------------
                                             Stanley M. Kiser
                                             President and Chief
                                             Executive Officer